                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                      ___________________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported)   January 16, 1998

                               AURORA FOODS INC.

              (Exact Name of Registrant as Specified in Charter)

        DELAWARE                        33-24715               13-3921934
      (State or Other                (Commission File        (IRS Employer
     Jurisdiction of Incorporation     Number)             Identification No.)


          445 Hutchinson Ave. Ste. 960, Columbus, Ohio           43235
         (Address of Principal Executive Offices)             (Zip Code)

                                (614) 436-8600
             (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changes Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On January 16, 1998, Aurora Foods Inc. (formerly known as MBW Foods Inc.), a Delaware corporation (the "Company"), completed the acquisition (the "Acquisition") of substantially all of the assets of the Duncan Hines business from The Procter & Gamble Company ("P&G") and certain of its affiliates. These assets include (i) Duncan Hines and associated trademarks, (ii) substantially all of the equipment for the manufacture of Duncan Hines products currently located in P&G's Jackson, Tennessee facility, (iii) proprietary formulations for Duncan Hines products, (iv) other product specifications and customer lists and
(v) rights under certain contracts, licenses, purchase orders and other arrangements and permits. The Company intends to use the acquired assets in its operation of the Duncan Hines business. The purchase price of approximately
$445 million was based on arm's length negotiations between the Company and P&G.

The Company financed the Acquisition and related costs with an equity contribution by Aurora Foods Holdings Inc., the Company's parent, of approximately $94 million and with additional senior secured bank borrowings totalling approximately $373 million. The additional senior secured bank debt was incurred under the Company's Second Amended and Restated Credit Agreement. Pursuant to this amendment, The Chase Manhattan Bank acts as administrative agent for the lenders listed per Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) and (b). Financial Statements of Business Acquired; Pro Forma Financial Information. Providing the financial statements and pro forma financial information required by this item is not practical at the time of this report on Form 8-K. Such financial statements and pro forma financial information are expected to be filed within 60 days of this filing by an amendment to this report on Form 8-KA.

     (c) Exhibits. The following exhibits are filed herewith in accordance with item 601 of Regulation S-K:

                2.1 Asset Sale and Purchase dated November 26, 1997 between MBW Investors LLC and the Procter & Gamble Company and joined solely for the purpose stated therein by the Procter & Gamble Manufacturing Company, the Procter & Gamble Distributing Company and Procter & Gamble, Inc.

                99.1 Lenders under the Second Amended and Restated Credit
                     Agreement

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 30, 1998                  AURORA FOODS INC.


                                        By: /s/ DIRK GRIZZLE
                                        ---------------------
                                            DIRK GRIZZLE
                                            Chief Financial Officer

EXHIBIT NO.    EXHIBIT DESCRIPTION

2.1 Asset Sale and Purchase dated November 26, 1997 between MBW Investors LLC and The Procter & Gamble Company and joined solely for the purpose stated therein by The Procter & Gamble Manufacturing Company, The Procter & Gamble Distributing Company and Procter & Gamble, Inc.

99.1      Lenders under the Second Amended and Restated Credit Agreement.